UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 5, 2013

Rosetta Stone Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34283	043837082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1919 North Lynn St., 7th Fl., Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

800-788-0822

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 6, 2013, Rosetta Stone Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the selling stockholders named in Schedule I thereto (collectively, the “Selling Stockholders”) and Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C., as representatives of the underwriters named in Schedule II thereto (collectively, the “Underwriters”), for the sale to the public (the “Offering”) of 3,500,000 (the “Firm Shares”) of the Company’s common stock, $0.00005 par value per share, at a price to the public of $16 per share, less an underwriting discount of $0.88 per share.  The Firm Shares consist of 3,490,000 shares offered by the Selling Stockholders and 10,000 shares offered by the Company.  The Selling Stockholders have granted the Underwriters a 30-day option to purchase an additional 525,000 shares of the Company’s common stock to cover over-allotments, if any.  The Offering is expected to close on or about June 11, 2013, subject to customary closing conditions.

The Company intends to use the net proceeds from the offering of its 10,000 shares to pay for the fees and expenses of the Company incurred in connection with the Offering.  The Company will not receive any proceeds from the sale of the shares of common stock offered by the Selling Stockholders in the Offering.

The Offering is being made pursuant to a prospectus supplement dated June 6, 2013 and an accompanying base prospectus dated May 30, 2013, pursuant to the Company’s existing effective shelf registration statement on Form S-3 (File No. 333-188444), which was filed with the Securities and Exchange Commission (the “Commission”) on May 8, 2013 and amended on May 30, 2013 and declared effective by the Commission on May 30, 2013.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated by reference herein.

Item 8.01.  Other Events.

The opinion of Fulbright & Jaworski LLP, counsel to the Company, regarding the validity of the common stock issued and sold pursuant to the Offering is filed herewith as Exhibit 5.1.

On June 5, 2013, the Company issued a press release announcing the commencement of the Offering, a copy of which is filed herewith as Exhibit 99.1 and is incorporated by reference herein.  On June 6, 2013, the Company issued a press release announcing the pricing of the Offering, a copy of which is filed herewith as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
1.1

Underwriting Agreement dated June 6, 2013 among the selling stockholders named in Schedule I thereto and Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C., as representatives of the underwriters named in Schedule II thereto

5.1	Opinion of Fulbright & Jaworski LLP
23.1	Consent of Fulbright & Jaworski LLP (included in Exhibit 5.1 above).
99.1	Press Release dated June 5, 2013
99.2	Press Release dated June 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:                  June 6, 2013

By:	/s/ Michael C. Wu
	Name:	Michael C. Wu
	Title:	General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
1.1

Underwriting Agreement dated June 6, 2013 among the selling stockholders named in Schedule I thereto and Robert W. Baird & Co. Incorporated and William Blair & Company, L.L.C., as representatives of the underwriters named in Schedule II thereto

5.1	Opinion of Fulbright & Jaworski LLP
23.1	Consent of Fulbright & Jaworski LLP (included in Exhibit 5.1 above).
99.1	Press Release dated June 5, 2013
99.2	Press Release dated June 6, 2013